Managed Portfolio Series

Ecofin Digital Payments Infrastructure Fund
(the “Fund”)

Supplement dated July 1, 2022, to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”),
each dated March 31, 2022, as amended
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Effective upon the open of trading on July 15, 2022 (the “Effective Date”), the Fund’s ticker symbol will change from “TPAY” to “ETPA”. Accordingly, as of the Effective Date, all references to the Fund’s ticker symbol in the Summary Prospectus, Prospectus and SAI are deleted and replaced with “ETPA”.

No action is required by current shareholders of the Fund as a result of this change. In addition, the change in the Fund’s ticker symbol will have no effect on its investment objective or strategy.

This supplement should be retained with your Summary Prospectus, Prospectus and SAI for future reference.